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                              SECURITIES AND EXCHANGE COMMISSION
                                   Washington, D.C. 20549

                                       Form 8-K

                                   CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934.

Date of Report: June 29, 1999

PATHFINDER DATA GROUP INC.
(Exact name of registrant as specified in its charter)

Colorado                            0-15089            84-0906205
(State or other jurisdiction of   (Commission       (I.R.S. Employer
 incorporation or organization)    File Number)      I.D. Number)

20 Commerce Park North              Bedford, NH          03110
(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code:   603-628-2888

172 Route 101, Suite D-5        Bedford,NH         03110
(Former name or former address, if changed since last report)
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                               ITEM 5

                            Other Events

The Registrant is reporting a change of address from 172 Route 101, Suite D-5, Bedford, NH 03110 to it's new address at 20 Commerce
Park North, Bedford, NH 03110. The telephone number at the new address is (603) 628-2888.





                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PATHFINDER DATA GROUP INC.

By: s/ Allan S. Wolfe
       Allan S. Wolfe, President

June 29, 1999


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